UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2015 is attached below.

MLP Investment Company

KYN Semi-Annual Report

May 31, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2015, we had total assets of $6.7 billion, net assets applicable to our common stock of $3.6 billion (net asset value of $32.19 per share), and 110.9 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of May 31, 2015, we held $6.7 billion in equity investments and no debt investments.

Recent Events

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of our investment adviser) and Ares Management, L.P. entered into a definitive merger agreement to create Ares Kayne Management, L.P. The transaction is expected to close on or around January 1, 2016, subject to customary regulatory approvals and other closing conditions. See Note 14 — Subsequent Events.

Results of Operations — For the Three Months Ended May 31, 2015

Investment Income.    Investment income totaled $18.6 million for the quarter and consisted of net dividends and distributions on our investments. We received $98.1 million of dividends and distributions, of which $77.5 million was treated as return of capital and $1.8 million was treated as distributions in excess of cost basis. During the second quarter, the Arc Logistics Partners LP private investment in public equity (“PIPE investment”) closed, resulting in a reduction to other income of $0.2 million and a corresponding unrealized gain related to the commitment fee earned on the transaction. We also received $1.6 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $41.9 million, including $22.6 million of net investment management fees (net of a $0.7 million fee waiver), $12.3 million of interest expense (including non-cash amortization of new issuance premium and debt offering costs of $0.7 million) and $0.9 million of other operating expenses. Preferred stock distributions for the quarter were $6.1 million (including non-cash amortization of offering costs of $0.3 million).

Net Investment Loss.    Our net investment loss totaled $14.9 million and included a deferred tax benefit of $8.4 million.

Net Realized Gains.    We had net realized gains from our investments of $14.0 million, consisting of realized gains of $22.3 million and a deferred tax expense of $8.3 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $26.7 million. The net change consisted of a $42.5 million decrease in our unrealized gains on investments and a deferred tax benefit of $15.8 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $27.6 million. This decrease was comprised of a net investment loss of $14.9 million, net realized gains of $14.0 million and a net decrease in unrealized gains of $26.7 million, as noted above.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from PIPE investments and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$98.1
Paid-In-Kind Dividends(1)	1.6
Net Premiums Received from Call Options Written	0.1

Total Distributions and Other Income from Investments	99.8
Expenses
Net Investment Management Fee	(22.6)
Other Expenses	(0.9)
Interest Expense	(11.8)
Preferred Stock Distributions	(5.8)
Income Tax Benefit	8.4

Net Distributable Income (NDI)	$67.1

Weighted Shares Outstanding	110.7

NDI per Weighted Share Outstanding	$0.607

Adjusted NDI per Weighted Share Outstanding(2)	$0.633

Distributions paid per Common Share(3)	$0.6575

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $2.9 million of consideration that we received in the Access Midstream Partners, L.P./Williams Partners L.P. and Energy Transfer Partners, L.P./Regency Energy Partners LP transactions, which represents the portion of the merger consideration that was intended to offset lower distributions ($11.6 million of total consideration amortized over a four-quarter period). Please see below for a discussion of recent merger activity and its impact on our NDI and Adjusted NDI.

(3)	The distribution of $0.6575 per share for the second quarter of fiscal 2015 was paid on July 10, 2015.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

There has been an extraordinary amount of merger activity in the MLP sector over the last year, and these mergers have generally been accomplished by the acquisition of the higher-yielding entity by the lower-yielding entity. Recent examples of transactions of this kind include: Kinder Morgan, Inc.’s acquisition of its subsidiary MLPs (Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P.) in November 2014; Access Midstream Partners, L.P.’s acquisition of Williams Partners L.P. in February 2015 (the combined entity was renamed Williams Partners L.P.); and Energy Transfer Partners, L.P.’s acquisition of Regency Energy Partners LP in April 2015. In addition, there have been three other transactions that have been announced but have not closed: Crestwood Equity Partners LP’s acquisition of Crestwood Midstream Partners LP; The Williams Companies, Inc.’s acquisition of Williams Partners L.P.; and MPLX LP’s acquisition of MarkWest Energy Partners, L.P.

These mergers have had an impact on us in two ways. First, in certain cases, the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing. Given that this portion of the merger consideration was to help offset lower distributions, we believe it to be appropriate to include these amounts in Adjusted NDI, and this merger consideration was one of the factors that the Board of Directors considered in determining the quarterly distribution. Secondly, the resulting NDI, even after giving effect to the adjustments described above, is often lower as a result of these mergers. However, we believe that the resulting merged entities will generally have higher distribution growth rates, and more stable cash flows. While our NDI is lower as a result of these transactions, we expect NDI growth to offset this decline in the next several quarters.

Over the past few years, we have elected to distribute less than our Adjusted NDI, in part, to provide some flexibility to distribute more than our Adjusted NDI due to circumstances beyond our control that we believe to be temporary in nature. For example, while our distribution for the fiscal second quarter was below Adjusted NDI, the aggregate Adjusted NDI over the preceding 12 quarters was $3.3 million or $0.03 per share higher than the distributions over that time period.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred shares (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At May 31, 2015, we had total leverage outstanding of $1,880 million, which represented 28% of total assets and was comprised of $1,356 million of Notes and $524 million of MRP Shares. At May 31, 2015, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or under our unsecured term loan (the “Term Loan”). As of July 27, 2015, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $98 million of cash.

Our Credit Facility has total commitments of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

be repaid and subsequently reborrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

We had $1,356 million of Notes outstanding at May 31, 2015. We have $15 million of Notes that mature in November 2015, and we expect to redeem or refinance these Notes during fiscal year 2015. The remaining Notes mature between 2016 and 2025.

As of May 31, 2015, we had $524 million of MRP Shares outstanding. The MRP Shares outstanding are subject to mandatory redemption at various dates from 2017 through 2022.

At May 31, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 402% for debt and 290% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of May 31, 2015, our total leverage consisted of both fixed rate (84%) and floating rate (16%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.57%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

May 31, 2015	November 30, 2014

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Sector	May 31, 2015	November 30, 2014
1. Energy Transfer Partners, L.P.(1)	Midstream MLP	11.5%	6.2%
2. Enterprise Products Partners L.P.	Midstream MLP	11.2	9.3
3. Kinder Morgan, Inc.	Midstream Company	8.9	13.2
4. Williams Partners L.P.(2)	Midstream MLP	8.7	5.5
5. Plains All American Pipeline, L.P.	Midstream MLP	6.0	4.7
6. MarkWest Energy Partners, L.P.(3)	Midstream MLP	5.8	5.6
7. DCP Midstream Partners, LP	Midstream MLP	3.8	4.1
8. Western Gas Partners, LP	Midstream MLP	3.5	3.0
9. Buckeye Partners, L.P.	Midstream MLP	3.5	2.9
10. ONEOK Partners, L.P.	Midstream MLP	3.5	3.5

(1)	On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its merger with Regency Energy Partners LP (“RGP”). As of November 30, 2014, our investments in ETP and RGP represented 12.0% of long-term investments on a combined basis.

(2)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”). Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain. At May 31, 2015, we owned $24.1 million of WMB representing 0.4% of long-term investments.

(3)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. announced the signing of a definitive merger agreement. The transaction is expected to close in the fourth quarter of 2015. At May 31, 2015, we did not own any MPLX units.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 186.3%
Equity Investments(1) — 186.3%
Midstream MLP(2) — 150.7%
Antero Midstream Partners LP	1,516	$43,209
Arc Logistics Partners LP	1,006	18,341
Arc Logistics Partners LP — Unregistered(3)	1,339	23,103
Buckeye Partners, L.P.	3,002	232,111
Columbia Pipeline Partners LP	887	24,004
Crestwood Midstream Partners LP(4)	8,270	110,982
DCP Midstream Partners, LP	6,760	255,528
Enbridge Energy Management, L.L.C.(5)	1,926	69,598
Enbridge Energy Partners, L.P.	4,954	183,751
Energy Transfer Partners, L.P.(6)	13,578	763,470
EnLink Midstream Partners, LP	5,515	136,879
Enterprise Products Partners L.P.(6)	22,883	741,856
EQT Midstream Partners, LP	486	40,641
Global Partners LP	2,068	86,018
Holly Energy Partners, L.P.	763	25,745
Magellan Midstream Partners, L.P.	2,518	200,722
MarkWest Energy Partners, L.P.(7)(8)	5,989	387,037
Midcoast Energy Partners, L.P.	2,079	25,277
NuStar Energy L.P.	144	9,012
ONEOK Partners, L.P.	5,890	230,003
PBF Logistics LP	487	11,271
Phillips 66 Partners LP	203	14,743
Plains All American Pipeline, L.P.(7)	8,430	395,795
QEP Midstream Partners, LP(9)	1,433	25,231
Rose Rock Midstream, L.P.	230	11,664
Shell Midstream Partners, L.P.	1,211	54,351
Shell Midstream Partners, L.P. — Unregistered(3)	641	27,453
Sprague Resources LP	1,417	39,248
Summit Midstream Partners, LP	1,482	49,836
Sunoco Logistics Partners L.P.	2,328	92,191
Tallgrass Energy Partners, LP	1,273	62,993
Targa Resources Partners LP	3,655	158,013
USD Partners LP	1,435	19,372
Western Gas Partners, LP	3,411	233,671
Williams Partners L.P.(10)	10,362	579,048

		5,382,167

Midstream Company — 19.2%
Kinder Morgan, Inc.	14,327	594,441
ONEOK, Inc.	416	17,454
Tallgrass Energy GP, LP(11)	536	17,176
Targa Resources Corp.	356	32,774
The Williams Companies, Inc.(10)	472	24,119

		685,964

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 7.1%
Alliance Holdings GP L.P.	845	$40,747
Energy Transfer Equity, L.P.	761	52,224
EQT GP Holdings, LP(11)	440	14,167
Plains GP Holdings, L.P.(7)(12)	4,402	123,081
Western Gas Equity Partners, LP	350	22,430

		252,649

Shipping MLP — 4.4%
Capital Product Partners L.P.	1,244	11,337
Capital Products Partners L.P. — Class B Units(3)(13)	3,030	30,030
Dynagas LNG Partners LP	968	18,482
Golar LNG Partners LP	1,447	40,824
Höegh LNG Partners LP	215	4,943
KNOT Offshore Partners LP	362	8,544
Teekay Offshore Partners L.P.	1,911	42,710

		156,870

Upstream MLP & Income Trust — 0.7%
Enduro Royalty Trust	67	307
EV Energy Partners, L.P.	338	4,773
Legacy Reserves LP	911	9,151
Mid-Con Energy Partners, LP	1,811	10,412

		24,643

Other — 4.2%
Clearwater Trust(3)(7)(14)	N/A	360
CSI Compressco LP	472	9,396
Exterran Partners, L.P.	2,293	59,369
Seadrill Partners LLC	388	5,337
SunCoke Energy Partners, L.P.	2,006	43,166
USA Compression Partners, LP	1,439	32,078

		149,706

Total Long-Term Investments (Cost — $3,973,564)		6,651,999

Debt		(1,356,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(524,000)
Current Tax Liability		(32)
Deferred Tax Liability		(1,190,606)
Other Liabilities in Excess of Other Assets		(10,170)

Net Assets Applicable to Common Stockholders		$3,571,191

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	On May 6, 2015, Crestwood Midstream Partners LP (“CMLP”) entered into a definitive merger agreement with Crestwood Equity Partners LP. (“CEQP”). Under the terms of the agreement, CMLP unitholders will

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

receive 2.75 units of CEQP for each CMLP unit that they own. The merger is expected to close in the third quarter of 2015.

(5)	Dividends are paid-in-kind.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

(8)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of approximately $3.37 for each MWE common unit they own. The transaction is expected to close in the fourth quarter of 2015.

(9)	On July 22, 2015, Tesoro Logistics LP (“TLLP”) completed its merger with QEP Midstream Partners, LP (“QEPM”). Each QEPM unitholder received 0.3088 TLLP units for each QEPM unit they owned.

(10)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”) in a stock-for-unit transaction. Under the terms of the agreement, each WPZ unitholder will receive 1.115 WMB common shares for each WPZ unit that they own. Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain.

(11)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(12)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(13)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. When CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. The Class B Units paid a distribution of $0.21575 per unit for the second quarter of fiscal 2015. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(14)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,656,861)	$5,745,726
Affiliated (Cost — $316,703)	906,273

Total investments (Cost — $3,973,564)	6,651,999
Cash	33,987
Deposits with brokers	251
Receivable for securities sold	355
Dividends and distributions receivable	440
Deferred debt and preferred stock offering costs and other assets	14,531

Total Assets	6,701,563

LIABILITIES
Payable for securities purchased	13,640
Investment management fee payable	22,622
Accrued directors’ fees and expenses	122
Accrued expenses and other liabilities	23,350
Current income tax liability	32
Deferred income tax liability	1,190,606
Notes	1,356,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (20,960,000 shares issued and outstanding)	524,000

Total Liabilities	3,130,372

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,571,191

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (110,930,378 shares issued and outstanding, 179,040,000 shares authorized)	$111
Paid-in capital	2,249,355
Accumulated net investment loss, net of income taxes, less dividends	(1,090,313)
Accumulated realized gains, net of income taxes	729,208
Net unrealized gains, net of income taxes	1,682,830

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,571,191

NET ASSET VALUE PER COMMON SHARE	$32.19

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$85,990	$174,791
Affiliated investments	12,148	23,742

Total dividends and distributions	98,138	198,533
Return of capital	(77,508)	(158,472)
Distributions in excess of cost basis	(1,764)	(1,897)

Net dividends and distributions	18,866	38,164
Other income	(222)	—

Total Investment Income	18,644	38,164

Expenses
Investment management fees, before investment management fee waiver	23,325	47,510
Administration fees	314	646
Professional fees	157	309
Directors’ fees and expenses	124	232
Reports to stockholders	15	117
Custodian fees	76	165
Insurance	54	123
Other expenses	166	260

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	24,231	49,362
Investment management fee waiver	(702)	(1,514)
Interest expense and amortization of premium and offering costs	12,304	24,750
Distributions on mandatory redeemable preferred stock and amortization of offering costs	6,125	12,242

Total expenses — before taxes	41,958	84,840

Net Investment Loss — Before Taxes	(23,314)	(46,676)
Deferred income tax benefit	8,420	17,081

Net Investment Loss	(14,894)	(29,595)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(28,553)	(56,853)
Investments — affiliated	50,875	50,875
Deferred income tax benefit (expense)	(8,281)	2,218

Net Realized Gains (Losses)	14,041	(3,760)

Net Change in Unrealized Gains
Investments — non-affiliated	28,796	(421,750)
Investments — affiliated	(71,292)	(88,591)
Deferred income tax benefit	15,765	189,336

Net Change in Unrealized Gains	(26,731)	(321,005)

Net Realized and Unrealized Losses	(12,690)	(324,765)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(27,584)	$(354,360)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment loss, net of tax(1)	$(29,595)		$(81,330)
Net realized gains (losses), net of tax	(3,760)		239,845
Net change in unrealized gains, net of tax	(321,005)		364,464

Net Increase (Decrease) in Net Assets Resulting from Operations	(354,360)		522,979

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	(243,150	)(3)
Distributions — return of capital	(144,629	)(2)	(27,182	)(3)

Dividends and Distributions to Common Stockholders	(144,629)		(270,332)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 811,419 and 8,481,751 shares of common stock, respectively	29,388		315,072
Underwriting discounts and offering expenses associated with the issuance of common stock	(360)		(12,488)
Issuance of 440,624 and 777,925 shares of common stock from reinvestment of dividends and distributions, respectively	14,330		27,675

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	43,358		330,259

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(455,631)		582,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	4,026,822		3,443,916

End of period	$3,571,191		$4,026,822

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $11,555 paid to holders of MRP Shares during the six months ended May 31, 2015 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $21,398 paid to holders of MRP Shares for the fiscal year ended November 30, 2014 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the six months ended May 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(354,360)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	158,472
Distributions in excess of cost basis	1,897
Net realized losses	5,978
Net change in unrealized gains	510,341
Purchase of long-term investments	(716,315)
Proceeds from sale of long-term investments	836,736
Decrease in receivable for common stock offering	137
Decrease in receivable for securities sold	28,131
Increase in interest, dividends and distributions receivable	(3)
Amortization of deferred debt offering costs	1,397
Amortization of mandatory redeemable preferred stock offering costs	687
Increase in other assets	(110)
Increase in payable for securities purchased	13,640
Decrease in investment management fee payable	(3,122)
Decrease in accrued directors’ fees and expenses	(7)
Increase in accrued expenses and other liabilities	1,045
Decrease in current tax liability	(12,166)
Decrease in deferred tax liability	(208,635)

Net Cash Provided by Operating Activities	263,743

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under term loan	(51,000)
Issuance of shares of common stock, net of offering costs	29,028
Redemption of Notes	(79,000)
Cash distributions paid to common stockholders	(130,299)

Net Cash Used in Financing Activities	(231,271)

NET INCREASE IN CASH	32,472
CASH — BEGINNING OF PERIOD	1,515

CASH — END OF PERIOD	$33,987

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $14,330 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2015, interest paid was $22,122 and income tax paid was $12,166.

The Company received $38,859 of paid-in-kind and non-cash dividends and distributions during the six months ended May 31, 2015. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71		$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.27)		(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	(2.97)		5.64	8.72	4.27

Total income (loss) from operations	(3.24)		4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	—		(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(1.31)		(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(1.31)		(2.53)	(2.29)	(2.09)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	0.02		0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	0.01		—	—	0.01

Total capital stock transactions	0.03		0.06	0.09	0.03

Net asset value, end of period	$32.19		$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$34.24		$38.14	$37.23	$31.13

Total investment return based on common stock market value(4)	(6.6	)%(5)	9.9%	28.2%	19.3%
Total investment return based on net asset value(6)	(8.7	)%(5)	14.8%	29.0%	13.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$3,571,191		$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.4%	2.4%	2.4%
Other expenses	0.1		0.1	0.1	0.2

Subtotal	2.6		2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0		1.8	2.1	2.4
Income tax expense	—	(8)	8.3	14.4	7.2

Total expenses	4.6%		12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(1.6)%		(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(9.6	)%(5)	13.2%	24.3%	11.6%
Portfolio turnover rate	10.5	%(5)	17.6%	21.2%	20.4%
Average net assets	$3,681,197		$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period	1,356,000		1,435,000	1,175,000	890,000
Credit facility outstanding, end of period	—		—	69,000	19,000
Term loan outstanding, end of period	—		51,000	—	—
Auction rate preferred stock, end of period	—		—	—	—
Mandatory redeemable preferred stock, end of period	524,000		524,000	449,000	374,000
Average shares of common stock outstanding	110,382,084		107,305,514	94,658,194	82,809,687
Asset coverage of total debt(9)	402.0%		406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(10)	290.0%		300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$12.93		$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

For the Fiscal Year Ended November 30,
2011	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	2.91	8.72	7.50	(12.56)

Total income (loss) from operations	2.22	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)	(0.10)

Common dividends(3)	(1.26)	(0.84)	—	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)	(1.99)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05	0.04

Total capital stock transactions	0.10	0.18	0.17	0.04

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	5.6%	26.0%	103.0%	(48.8)%
Total investment return based on net asset value(6)	8.7%	43.2%	51.7%	(46.9)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%	2.2%
Other expenses	0.2	0.2	0.4	0.3

Subtotal	2.6	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5	3.4
Income tax expense	4.8	20.5	25.4	—	(11)

Total expenses	9.7%	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period	775,000	620,000	370,000	304,000
Credit facility outstanding, end of period	—	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	75,000	75,000
Mandatory redeemable preferred stock, end of period	260,000	160,000	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(9)	395.4%	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(10)	296.1%	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2007	2006	2005

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.99	$25.07	$23.91
Net investment income (loss)(2)	(0.73)	(0.62)	(0.17)
Net realized and unrealized gain (loss)	3.58	6.39	2.80

Total income (loss) from operations	2.85	5.77	2.63

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.05)

Common dividends(3)	(0.09)	—	(0.13)
Common distributions — return of capital(3)	(1.84)	(1.75)	(1.37)

Total dividends and distributions — common	(1.93)	(1.75)	(1.50)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	(0.03)
Effect of issuance of common stock	0.26	—	0.11
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.27	—	0.08

Net asset value, end of period	$30.08	$28.99	$25.07

Market value per share of common stock, end of period	$28.27	$31.39	$24.33

Total investment return based on common stock market value(4)	(4.4)%	37.9%	3.7%
Total investment return based on net asset value(6)	10.2%	23.6%	11.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,300,030	$1,103,392	$932,090
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	3.2%	1.2%
Other expenses	0.2	0.2	0.3

Subtotal	2.5	3.4	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.7	0.8
Income tax expense	3.5	13.8	6.4

Total expenses	8.3%	18.9%	8.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.4)%	(0.7)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.3%	21.7%	10.0%
Portfolio turnover rate	10.6%	10.0%	25.6%
Average net assets	$1,302,425	$986,908	$870,672
Notes outstanding, end of period	505,000	320,000	260,000
Credit facility outstanding, end of period	97,000	17,000	—
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	41,134,949	37,638,314	34,077,731
Asset coverage of total debt(9)	328.4%	449.7%	487.3%
Asset coverage of total leverage (debt and preferred stock)(10)	292.0%	367.8%	378.2%
Average amount of borrowings per share of common stock during the period(1)	$12.14	$8.53	$5.57

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the six months ended May 31, 2015 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the six months ended May 31, 2015, the Company reported a deferred income tax benefit of $208,635 (11.4% of average net assets on an annualized basis) primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a deferred income tax benefit during the period.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	For the fiscal year ended November 30, 2008, the Company reported a deferred income tax benefit of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a income tax benefit of 0% was assumed.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Prior to March 9, 2015, the Company reported its net asset value on its website on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. When price

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2015, the Company held 2.3% of its net assets applicable to common stockholders (1.2% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $80,946. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2015, the Company did not have any repurchase agreements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and six months ended May 31, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2015, the Company had $158,472 of return of capital and $1,897 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
Return of capital portion of dividends and distributions received	79%	80%
Return of capital — attributable to net realized gains (losses)	$17,992	$30,307
Return of capital — attributable to net change in unrealized gains (losses)	59,516	128,165

Total return of capital	$77,508	$158,472

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and six months ended May 31, 2015, the Company received the following paid-in-kind and non-cash dividends and distributions.

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
Paid-in-kind dividends
Arc Logistics Partners LP — Unregistered	$536	$536
Enbridge Energy Management, L.L.C.	1,100	2,168

	1,636	2,704
Non-cash distributions
Energy Transfer Partners, L.P.	13,527	20,545
Enterprise Products Partners L.P.	8,437	15,610

	21,964	36,155

Total paid-in-kind and non-cash dividends and distributions	$23,600	$38,859

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the six months ended May 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2015, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2010 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2015, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$6,651,999	$6,447,972	$123,081	(1)	$80,946

(1)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2015. For the six months ended May 31, 2015, there were no transfers between Level 1 and Level 2.

As of May 31, 2015, the Company had Notes outstanding with aggregate principal amount of $1,356,000 and 20,960,000 shares of MRP Shares outstanding with a total liquidation value of $524,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $524,000 of MRP Shares, Series E ($120,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. Of the $1,356,000 Notes, the Series HH Notes ($250,000) are registered and are freely tradable. The Company categorizes the Series HH Notes as a Level 2 security. The remaining series of MRP Shares and the remaining Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Notes ($1,106,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2015, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series Q through W, Y through GG and II through OO)	$1,106,000	$1,161,900
Notes (Series HH)	$250,000	$249,800
MRP Shares (Series A, B, C, H and I)	$229,000	$241,300
MRP Shares (Series E, F and G)	$295,000	$300,058

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2015.

Three Months Ended May 31, 2015	Equity Investments
Balance — February 28, 2015	$31,129
Purchases	47,222
Issuances	536
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains, net	2,059

Balance — May 31, 2015	$80,946

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2015	Equity Investments
Balance — November 30, 2014	$191,621
Purchases	47,222
Issuances	536
Transfers out to Level 1 and 2	(164,453)
Realized gains (losses)	—
Unrealized gains, net	6,020

Balance — May 31, 2015	$80,946

The $2,059 and $6,020 of net unrealized gains for the three and six months, ended May 31, 2015 relate to investments that are still held at May 31, 2015, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $47,222 for the three and six months ended May 31, 2015 relate to the Company’s investment in Arc Logistics Partners LP (Common Units) and Shell Midstream Partners, L.P. (Common Units) that were both made in May 2015. The issuance of $536 for the three and six months ended May 31, 2015 relates to additional units received from Arc Logistics Partners L.P. The transfer out of $164,453 for the six months ended May 31, 2015 relates to the Company’s investment in Plains AAP, L.P. (“PAA GP”) that became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame. As of May 31, 2015, the Company had PIPE investments in Arc Logistics Partners LP and Shell Midstream Partners, L.P.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2015:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$50,556	- Discount to publicly-traded	- Current discount	4.6%	5.4%	5.0%
public companies		securities
(PIPE) – valued based on a discount to market value

Equity securities of	30,030	- Convertible pricing model	- Credit spread	7.5%	8.0%	7.8%
public companies – valued based on pricing model			- Volatility - Discount for marketability	30.0% 5.0%	35.0% 5.0%	32.5% 5.0%

Equity securities of	360	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$80,946

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2015, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	89.7%
Midstream Energy Companies	98.9%
Largest single issuer	11.5%
Restricted securities	3.1%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 17, 2014, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2015 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company amended and extended its fee waiver agreement with KAFA for an additional one-year term expiring on December 11, 2015. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000, and a fee of 1.0% on average total assets in excess of $14,500,000. The Company’s management fees for the six months ended May 31, 2015 were $45,996, net of management fee waivers of $1,514. The Company paid management fees at an annual rate of 1.32% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of May 31, 2015, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Clearwater Trust — At May 31, 2015, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the six months ended May 31, 2015, the Company paid $11,400 of federal income taxes and paid $766 of state income taxes. As of May 31, 2015, the components of the Company’s tax assets and liabilities are as follows.

Current income tax liability	$(32)
Deferred tax assets:
Net operating loss carryforwards — Federal	$96,991
Net operating loss carryforwards — State	9,252
AMT credit carryforwards	8,271
Deferred tax liabilities:
Net unrealized gains on investment securities	(1,305,120)

Total deferred tax liability, net	$(1,190,606)

At May 31, 2015, the Company had a federal net operating loss carryforward of $286,369 (deferred tax asset of $96,991). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward has an expiration date of 2035. In addition, the Company has state net operating loss carryforwards of $286,369 (deferred tax asset of $9,252). The majority of the state net operating loss carryforwards expires during 2035.

At May 31, 2015, the Company had alternative minimum tax (“AMT”) credit carryforwards of $8,271. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
Computed federal income tax at 35%	$15,220	$197,048
State income tax, net of federal tax	901	11,810
Non-deductible distributions on MRP Shares and dividend received deductions	(217)	(223)

Total income tax benefit	$15,904	$208,635

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2015, the Company reduced its tax cost basis by $293,036 due to its fiscal 2014 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may potentially result in a reclassification of a portion of the Company’s deferred tax liability to a current tax liability. As of November 30, 2014, approximately $39,400 of the Company’s deferred tax liability would have been subject to reclassification. The Company expects the IRS to allow the recognition of income associated with the tax accounting method change over four years beginning in fiscal 2015, which would result in $9,850 of deferred tax liability being reclassified to a current tax liability. If the Company has net operating losses over the next four years to offset this liability, the Company’s current tax obligation would be reduced. As of May 31, 2015, the Company had adequate net operating losses to offset the entire potential reclassification from a deferred liability to a current liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies and Note 14 — Subsequent Events.

At May 31, 2015, the cost basis of investments for federal income tax purposes was $3,183,086. The cost basis for federal income tax purposes is $790,478 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2015, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$3,520,542
Gross unrealized depreciation of investments	(51,629)

Net unrealized appreciation of investments	$3,468,913

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At May 31, 2015, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.
Partnership Interest	(2)	(3)	4,402	$13,931	$123,081	$27.96	3.4%	1.8%
Level 3 Investments(4)
Arc Logistics Partners LP
Common Units	5/14/15	(5)	1,339	$22,222	$23,103	$17.25	0.7%	0.3%
Capital Products Partners L.P.
Class B Units	(2)	(5)	3,030	21,647	30,030	9.91	0.8	0.5
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,771	360	N/A	—	—
Shell Midstream Partners, L.P.
Common Units	5/18/15	(5)	641	25,000	27,453	42.83	0.8	0.4

Total				$71,640	$80,946		2.3%	1.2%

Total of all restricted securities				$85,571	$204,027		5.7%	3.0%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding derivative instruments at May 31, 2015. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2015 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2014 and at February 28, 2015	—	$—
Options written	1,000	66
Options subsequently repurchased	—	—
Options exercised	(1,000)	(66)
Options expired	—	—

Options outstanding at May 31, 2015	—	$—

9.    Investment Transactions

For the six months ended May 31, 2015, the Company purchased and sold securities in the amounts of $716,315 and $836,736 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At May 31, 2015, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. For the six months ended May 31, 2015, the Company had no borrowings under the Credit Facility.

At May 31, 2015, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. For the six months ended May 31, 2015, the average amount outstanding under the Term Loan was $2,747 with a weighted average interest rate of 1.58%. As of May 31, 2015, the Company had no outstanding borrowings under the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

As of May 31, 2015, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At May 31, 2015, the Company had $1,356,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of the Notes at May 31, 2015.

Series	Principal Outstanding, November 30, 2014	Principal Redeemed	Principal Outstanding, May 31, 2015	Estimated Fair Value May 31, 2015	Fixed/Floating Interest Rate	Maturity Date
O	$65,000	$(65,000)	$—	$—	4.210%	5/7/15
Q	15,000	—	15,000	15,300	3.230%	11/9/15
R	25,000	—	25,000	26,500	3.730%	11/9/17
S	60,000	—	60,000	66,100	4.400%	11/9/20
T	40,000	—	40,000	44,500	4.500%	11/9/22
U	60,000	—	60,000	60,500	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	70,000	72,700	3.710%	5/26/16
W	100,000	—	100,000	108,400	4.380%	5/26/18
X	14,000	(14,000)	—	—	2.460%	5/3/15
Y	20,000	—	20,000	20,700	2.910%	5/3/17
Z	15,000	—	15,000	15,800	3.390%	5/3/19
AA	15,000	—	15,000	15,800	3.560%	5/3/20
BB	35,000	—	35,000	37,300	3.770%	5/3/21
CC	76,000	—	76,000	81,600	3.950%	5/3/22
DD	75,000	—	75,000	76,900	2.740%	4/16/19
EE	50,000	—	50,000	51,700	3.200%	4/16/21
FF	65,000	—	65,000	68,100	3.570%	4/16/23
GG	45,000	—	45,000	47,000	3.670%	4/16/25
HH	250,000	—	250,000	249,800	3-month LIBOR + 125 bps	8/19/16
II	30,000	—	30,000	30,900	2.880%	7/30/19
JJ	30,000	—	30,000	31,400	3.460%	7/30/21
KK	80,000	—	80,000	85,500	3.930%	7/30/24
LL	50,000	—	50,000	51,000	2.890%	10/29/20
MM	40,000	—	40,000	41,100	3.260%	10/29/22
NN	20,000	—	20,000	20,600	3.370%	10/29/23
OO	90,000	—	90,000	92,500	3.460%	10/29/24

	$1,435,000	$(79,000)	$1,356,000	$1,411,700

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. For the six months ended May 31, 2015, the weighted average interest rate on the outstanding Notes was 3.20%.

As of May 31, 2015, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2015, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At May 31, 2015, the Company had 20,960,000 shares of MRP Shares outstanding, with a total liquidation value of $524,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at May 31, 2015.

Series	Liquidation Value May 31, 2015	Estimated Fair Value May 31, 2015	Rate	Maturity Redemption Date
A	$104,000	$110,200	5.57%	5/7/17
B	8,000	8,400	4.53%	11/9/17
C	42,000	45,800	5.20%	11/9/20
E(1)	120,000	122,208	4.25%	4/1/19
F(2)	125,000	126,450	3.50%	4/15/20
G(3)	50,000	51,400	4.60%	10/1/21
H	50,000	51,600	4.06%	7/30/21
I	25,000	25,300	3.86%	10/29/22

	$524,000	$541,358

(1)	Series E MRP Shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.46 as of May 31, 2015.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.29 as of May 31, 2015.
(3)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.70 as of May 31, 2015.

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series E, F and G
Rating as of May 31, 2015 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2015, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

During the six months ended May 31, 2015, the Company issued 811,419 shares of common stock pursuant to its “at-the-market” offering program (the “ATM program”) at an average price of $36.22 per share (gross proceeds of $29,388). On April 1, 2015, the Company renewed its ATM program which enables it to offer up to $100,000 of common stock. The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the ATM program.

At May 31, 2015, the Company had 179,040,000 shares of common stock authorized and 110,930,378 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2015 were as follows:

Shares outstanding at November 30, 2014	109,678,335
Shares issued through reinvestment of distributions	440,624
Shares issued in connection with the offerings of common stock	811,419

Shares outstanding at May 31, 2015	110,930,378

14.    Subsequent Events

On June 16, 2015, the Company declared its quarterly distribution of $0.6575 per common share for the second quarter of fiscal 2015 for a total quarterly distribution payment of $72,937. The distribution was paid on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

July 10, 2015 to common stockholders. Of this total, pursuant to the Company’s dividend reinvestment plan, $7,517 was reinvested into the Company through the issuance of 271,357 shares of common stock.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 2— Significant Accounting Policies and Note 6 — Income Taxes.

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of KAFA) and Ares Management, L.P. entered into a definitive merger agreement (the “Merger”) to create Ares Kayne Management, L.P. The Merger is expected to close on or around January 1, 2016, subject to customary regulatory approvals and other closing conditions. Under the terms of the Company’s investment management agreement, the Merger would cause a technical change of control at KAFA (the Company’s investment adviser), resulting in a termination of the current investment management agreement. For that reason a new investment management agreement will need to be approved by stockholders before the closing of the Merger. In the coming weeks, stockholders will receive proxy materials related to a special stockholder meeting that will be called for the purpose of considering and voting on a new investment management agreement. Those proxy materials will contain more information about the Merger and the proposed new investment management agreement. Under the terms of the Company’s Credit Facility and Term Loan, the Merger would be considered a change of control and requires the consent of such lenders. The Company is in the process of obtaining such consents.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On June 17, 2015, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 1, 2015 (the “Record Date”), the Company had 110,867,267 outstanding shares of common stock and 20,960,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 118,396,203 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Steven C. Good and Kevin S. McCarthy as Class II directors, each to serve for a term of three years until the Company’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Good required the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 19,175,442 shares were cast in favor, 216,759 shares were cast against, and 139,116 shares withheld authority in the election of Mr. Good.

The election of Mr. McCarthy required the affirmative vote of the holders of a majority of shares of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 113,598,004 shares were cast in favor, 3,312,638 shares were cast against, and 1,485,561 shares withheld authority in the election of Mr. McCarthy.

As a result of the vote on this matter, Mr. Good and Mr. McCarthy were each elected to serve as director of the Company for a three-year term.

Anne K. Costin and William H. Shea, Jr. continued as directors with terms expiring on the date of the Company’s 2016 annual meeting of stockholders. Gerald I. Isenberg continued as a director with a term expiring on the date of the Company’s 2017 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2015.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 116,801,433 shares were cast in favor, 865,432 shares were cast against, 729,338 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2015 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

Date: July 29, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 29, 2015	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.